MASTER INVESTMENT AGREEMENT

Master Investment Agreement, dated as of December 14, 2005 (this “Agreement”), by and among Grupo Lakas S.A., a Panamanian corporation (the “Investor”), Panama Peat S.A., a Panamanian corporation (“PPSA”), Changuinola Peat S.A., a Panamanian corporation (“CPSA” and together with PPSA, the “Issuers”), Strategy Holding Company Limited, a Barbados company (the “Company”), and Strategy International Insurance Group, Inc., a Texas corporation (“Strategy”).

R E C I T A L S

A. The Investor has agreed to make an investment in the Company (the “Investment“) of that certain secured convertible promissory note, issued by the Investor in favor of the Company, in the original principal amount of $700,000,000 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), upon the terms and subject to the conditions set forth herein, in consideration for certain preferred shares of the Company, as more fully described herein.

B. The obligations of the Investor under the Note will be secured by certain Peat Certificates (as defined below) and the peat evidenced thereby, which peat certificates shall be delivered to the Company pursuant to the terms of that certain security agreement, dated of even date herewith, by and between the Investor and the Company (the “Security Agreement”).

C. In connection with and as consideration for the making of the Investment, Strategy has agreed to issue a warrant to the Investor for the purchase of shares of Strategy, pursuant to the terms of that certain warrant agreement made by Strategy to the Investor (the “Warrant”), and the Strategy shares acquired pursuant thereto shall be subject to that certain registration rights agreement between Strategy and the Investor (the “Registration Rights Agreement”).

Now therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Definitions Used Herein. When used in this Agreement, the following terms shall have the following meanings:

1.1 Ancillary Agreements shall mean any and/or all of (i) the Note, (ii) the Security Agreement, (iii) the Warrant, and (iv) the Registration Rights Agreement.

1.2 Approval Date shall mean the date on which the Supervisor of Insurance in Barbados approves the Further Investment as authorized regulatory capital of Strategy Insurance under Barbados law.

1.3 Business Day shall mean a day other than a Saturday or Sunday on which commercial banks in New York State are authorized permitted to open for the transaction of customary banking business.

1.4 Certificate of Designation shall have the meaning set forth in Section 3.1.3.

1.5 Closing shall have the meaning set forth in Section 2.2.

1.6 Closing Certificate shall mean a certificate, issued by a senior officer of the relevant entity, attaching thereto a certificate of incumbency with respect to the signature of each individual executing and delivering any documents or instruments on behalf of such entity (ii) a copy of a good standing certificate or similar document issued by the relevant Governmental Authority with respect to such entity; and (iii) a copy of the resolutions of the governing body of such entity, authorizing the execution, delivery and performance by such entity of, as applicable, this Agreement and the Ancillary Agreements to which such entity is a party in accordance with their respective terms and of any other documents contemplated hereunder and the consummation of the transactions contemplated hereby and thereby.

1.7 Closing Date shall have the meaning set forth in Section 2.2.

1.8 Company Common Stock shall have the meaning set forth in Section 4.4.

1.9 Company Preferred Stock shall have the meaning set forth in Section 4.4.

1.10 Conversion Right shall have the meaning set forth in Section 2.1

1.11 CPSA shall have the meaning set forth in the preamble to this Agreement.

1.12 CPSA Hectares shall have the meaning set forth in Section 7.3.

1.13 Event of Default shall have the meaning set forth in Section 9.1.

1.14 Further Investment shall have the meaning set forth in Section 8.6.

1.15 Governmental Authority shall mean, with respect to any party hereto, any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

1.16 Investment shall have the meaning set forth in Section 2.1.

1.17 Material Adverse Effect shall mean, with respect to a party hereto, a material adverse effect on the business, operations, liabilities, properties, assets or financial condition of such party.

1.18 Other Person shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority not a party to this Agreement.

1.19 Peat Certificates shall mean the bearer certificates for peat issued by the Issuers together with the additional bearer certificates for peat, if any, that the Issuers shall issue from time to time and deliver to the Company (or assigns), pursuant to the terms hereof and of the Security Agreement, each of which is described in the Security Agreement, as listed on Exhibit 1.16 hereto).

1.20 Peat Concessions shall mean the concessions granted by the Republic of Panama to (i) PPSA on October 17, 2005 and (ii) CPSA on July 7, 1999.

1.21 Peat Reduction Amount shall mean (x) with respect to any sale or assignment of a Peat Certificate, the value of the peat evidenced thereby as stated on the face of such Peat Certificate; and (y) with respect to any sale or assignment of peat underlying any such Peat Certificate, the ex-Mine price of such peat, the value of such peat, the value in each case determined pursuant to the Valuation Method.

1.22 PPSA shall have the meaning set forth in the preamble to this Agreement.

1.23 PPSA Hectares shall have the meaning set forth in Section 7.1.

1.24 Preferred Shares shall have the meaning set forth in Section 2.1.

1.25 Redemption shall have the meaning set forth in Section 2.1.

1.26 Redemption Amount shall be $700,000,000, plus any accrued and unpaid dividends.

1.27 Registration Rights Agreement shall have the meaning assigned thereto in Recital C above.

1.28 Required Ratio shall have the meaning set forth in Section 8.2.

1.29 Securities Act shall mean the Securities Act of 1933, as amended, or any successor law, and regulations and rules issued pursuant to such act or successor law.

1.30 Security Agreement shall have the meaning assigned thereto in Recital B above.

1.31 Strategy Insurance shall mean Strategy Insurance Limited, a Barbados company.

1.32 Valuation Method shall mean the greater of (x) the “ex-mine price” of peat, based on the price as quoted from time to time by, and based on the then most current quote of, the United States Department of Agriculture, and (y) the ex-Mine price of peat as determined from time to by the independent appraiser retained by the Company in accordance with this Agreement.

1.33 Warrant shall have the meaning set forth in Recital C above.

1.34 Additional Definitional Provisions. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

1.34.1 the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

1.34.2 accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect from time to time;

1.34.3 references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

1.34.4 a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

1.34.5 the words “herein”, “hereof”, “hereunder”, “hereto”, “hereby” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

1.34.6 the terms “include” and “including” shall mean without limitation by reason of enumeration.

ARTICLE 2

CLOSING

2.1 Investment of the Note; Terms of the Note Subject to the terms and conditions of this Agreement, at the Closing, the Investor shall assign, transfer, convey and contribute (the “Investment”) to the Company, and the Company shall accept and acquire from the Investor, the Note and the Investor shall simultaneously deliver therewith the Peat Certificates securing the same. The parties hereto hereby agree, and the Note shall provide, that at any time and from time to time the Company (and its assigns) shall have the right, in the sole discretion thereof, to convert (the “Conversion Right”) the Peat Certificates and/or the underlying peat constituting collateral for the Note to cash proceeds, such cash proceeds to be applied as a deemed prepayment of the outstanding principal balance of, and accrued interest on, the Note (and such amounts shall be applied to either the outstanding interest or principal balance, as determined by the Company in its sole discretion.) To exercise the Conversion Right, the Company (or its assigns) may from time to time, at its sole discretion, sell or assign one or more of the Peat Certificates, and/ or may mine, or cause to be mined, all or any of the peat evidenced by any such Peat Certificate, in accordance with the terms of the relevant Peat Concession. Upon the exercise by Company and/or its assigns of such Conversion Right and the consummation of the sale of the relevant Peat Certificate and/or underlying peat without any further action being required by either the Investor, the Company or its assigns, the principal balance of, and/or accrued interest on, the Note shall be reduced by the Peat Reduction Amount for such transaction. In such connection, not later than fifteen (15) days after the consummation of any such sale of a Peat Certificate or the underlying peat, the Company shall deliver to the Investor a notice (the “Reduction Notice”), setting forth the Peat Reduction Amount, and indicating that such amount has been applied as a prepayment on and a reduction of the outstanding principal balance of, and/or accrued and unpaid interest on, the Note.

2.2 Issuance of Preferred Shares In consideration for the Investment, the Company shall issue to the Investor 24 shares of the Company’s nonvoting preferred stock, designated as Class D Preferred Stock (the “Preferred Shares”). The Preferred Shares shall have the following rights, preferences, privileges and restrictions:

2.2.1 Dividend on the Preferred Shares. Each of the Preferred Shares shall carry a dividend, payable out of realized profits or surplus of the Company available for dividends, at an annual rate of 3.43% (i.e., One Million Dollar (US$1,000,000) per share per annum (the “Base Dividend”), which shall accrue and be payable on the last day of June and December in each year, commencing on June 30, 2006. In addition to the Base Dividend, the Preferred Shares will provide an additional dividend (the “Bonus Dividend”), payable out of realized profits or surplus of the Company available for dividends, equal to the dividend (the “SIL Bonus Dividend”) payable to the Company by its subsidiary Strategy Insurance Limited, a Barbados company (“SIL”) and a subsidiary of Holdings, which SIL Dividend (and therefore the Bonus Dividend) shall equal 12% of the gross insurance premiums written by SIL during each calendar year (pro rated for partial years) following the Closing in excess of $200,000,000; provided that neither the SIL Dividend nor, consequently, the Bonus Dividend, shall exceed $60,000,000 with respect to any calendar year.

2.2.2 Redemption of the Preferred Shares. The Preferred Shares shall be redeemable by the Company at any time, in whole or in part, upon not less than five (5) Business Days prior notice to the Investor, for the Redemption Amount.

2.2.3 Non-Convertible. The Preferred Shares shall not be convertible into any other shares (of whatever class) of the capital of the Company.

2.2.4 Non-Assignable. The Preferred Shares may not be, and the Investor hereby covenants and agrees that it shall not cause or permit the Preferred Shares to be sold, assigned, transferred or hypothecated.

2.2.5 Board Seats. As long as 50% of the Preferred Shares are outstanding and held by the Investor, the Investor shall be entitled to appoint two members of the Board of Directors of Strategy, which appointment shall be effectuated within thirty (30) days following the Approval Date. Except for such right to appoint directors, the holder of the Preferred Shares shall have no voting right.

2.3 Closing. The closing of the Investment (the "Closing") shall take place at the New York offices of Baker & McKenzie LLP, subject to the satisfaction or waiver of the conditions set forth in Article 3, on December 14, 2005, or such other earlier date as is agreed to by the parties to this Agreement (the “Closing Date”).

2.4 Deliveries. At the Closing, subject to the terms and conditions hereof, in addition to the documents set forth elsewhere herein, which are required to have been entered into prior to or as of the date of the Investment, the following deliveries shall be made:

2.4.1 the Company, will deliver to the Investor:

(a) one or more stock certificates representing the Preferred Shares, registered in the Company’s name;

(b) a Closing Certificate;

(c) the Warrant;

(d) the Registration Rights Agreement;

(e) evidence that the Company and/or the Investors have caused to be registered in the public register of Panama liens in favor of the Company and its assigns with respect to all of the peat subject to the Peat Certificates, including, without limitation, any and all Peat Certificates which may from time to time be delivered after the Closing pursuant to the terms hereof and of the Security Agreement; and

(f) such other certificates, documents or instruments as the Investor shall reasonably request.

2.4.2 the Investor will deliver to the Company:

(a) the Note, duly executed by the Investor;

(b) the Security Agreement, duly executed by the Investor;

(c) the Peat Certificates duly transferred to the Company or its nominee;

(d) an opinion of counsel in form and substance acceptable to the Company;

(e) a Closing Certificate; and

(f) such other certificates, documents or instruments as the Company shall reasonably request.

ARTICLE 3

PRECONDITIONS TO CLOSING

3.1 Conditions to the Investor’s Obligations at the Closing. The Investor’s obligations to make the Investment at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

3.1.1 Representations and Warranties True. The representations and warranties made by the Company herein shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date.

3.1.2 Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for issuance of the Preferred Shares in consideration of the Investment, except for such as may be properly obtained subsequent to the Closing.

3.1.3 Amendment of Certificate of Incorporation. An amendment to the Certificate of Incorporation authorizing the Preferred Shares shall have been approved by, if required, the shareholder(s), and by the Board of Directors of the Company, and the same shall be promptly filed with the relevant Barbados governmental authorities, and shall thereafter be in full force and effect.

3.2 Conditions to the Company’s Obligations at the Closing. The Company’s obligation to accept the Investment and to issue the Preferred Shares at the Closing are subject to the satisfaction, on or prior to the Closing, of the following conditions:

3.2.1 Representations and Warranties True. The representations and warranties made by the Investor and each Issuer herein shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if they had been made as of the Closing Date.

3.2.2 Performance of Obligations. The Investor and the Issuers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Investor and the Issuers on or before the Closing.

3.2.3 Consents, Permits, and Waivers. The Investor and each Issuer shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investor as follows:

4.1 Organization and Qualification. It is duly organized and is validly existing and in good standing under the laws of Barbados, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power or authority is not, in the aggregate, reasonably likely to have a Material Adverse Effect. The Company is qualified or licensed to do business and is in good standing in each jurisdiction where the nature of the business conducted by it or the properties owned or leased by it requires qualification, except where the failure to be so qualified or licensed is not, in the aggregate, reasonably likely to have a Material Adverse Effect.

4.2 Corporate Authority. The execution and delivery by the Company of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by, as applicable, the board of directors or other governing body, as applicable, of the Company and no other corporate proceedings on the part of the Company are necessary to authorize or to consummate the transactions contemplated hereby on the dates the same are intended to be so consummated. This Agreement and each of the Ancillary Agreements has been duly and validly executed by the Company, and this Agreement and the Ancillary Agreements constitute valid and binding agreements of the Company, enforceable against the Company in accordance with the terms hereof and thereof, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

4.3 No Violation. The execution and delivery of this Agreement and each of the other Ancillary Agreements and the performance by the Company of its obligations hereunder and under the Ancillary Agreements, and the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements will not, violate, conflict with or result in any breach of any provision of the its organization documents.

4.4 Issuance of Preferred Shares. Upon the delivery to the Company of the duly executed Note and the Peat Certificates, and the delivery to the Investor of the certificate(s) evidencing the Preferred Shares, the Preferred Shares will be validly issued, fully paid and non-assessable.

4.5 Consents. No consent, approval, authorization or order of any federal, state or local court or governmental agency or body is required for the consummation the Company of the transactions contemplated hereby or by any of the Ancillary Agreements, other than as have been obtained thereby.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby makes the following representations and warranties:

5.1 Organization and Qualification. The Investor is a corporation duly organized, validly existing and in good standing under the laws of Panama, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power or authority is not, in the aggregate, reasonably likely to have a Material Adverse Effect. The Investor is qualified or licensed to do business and is in good standing in each jurisdiction where the nature of the business conducted by it or the properties owned or leased by it requires qualification, except where the failure to be so qualified or licensed is not, in the aggregate, reasonably likely to have a Material Adverse Effect.

5.2 Corporate Authority. The execution and delivery by the Investor of this Agreement and the Ancillary Agreements and consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by its board of directors or other governing body, as applicable, and no other corporate proceedings on the part of the Investor are necessary to authorize or to consummate the transactions contemplated hereby on the dates the same are intended to be so consummated. This Agreement and each of the Ancillary Agreements has been duly and validly executed by the Investor, and this Agreement and the Ancillary Agreements constitute valid and binding agreements of the Investor, enforceable against the Investor in accordance with the terms hereof and thereof, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

5.3 No Violation. The execution and delivery of this Agreement and as applicable, each of the Ancillary Agreements and the performance by the Investor of its obligations, hereunder and under the Ancillary Agreements, and the consummation by the Investor of the transactions contemplated by this Agreement and the Ancillary Agreements will not (a) violate, conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws, or similar formation documents, of the Investor, (b) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under the terms, conditions or provisions of any note, bond, mortgage, indenture or deed of trust, or any material license, lease or agreement to which the Investor is a party, or (c) violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court or Governmental Authority applicable to the Investor, except such defaults and violations which, in the aggregate, are not reasonably likely to have a Material Adverse Effect.

5.4 No Litigation. No litigation (including, but not limited to actions, suits or proceedings in Panama or by or before any Governmental Authority of Panama or any subdivision thereof) is pending or threatened against, relating to, or affecting the Investor or any of its properties, rights or assets.

5.5 Solvency. The Investor has been solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Peat Certificates to the Company.

5.6 Investment Intent. The Investor is acquiring the Preferred Shares hereunder and the right to acquire Company Common Stock pursuant to the Warrant for its own account and with no present intention of distributing or selling the Preferred Shares or the Company Common Stock, and the Investor will not transfer the Preferred Shares or the Company Common Stock in violation of the Securities Act or any applicable state securities law, or otherwise, and no one other than the Investor has any beneficial interest in the Preferred Shares. The Investor will not sell or otherwise dispose of any of the Preferred Shares or the Company Common Stock and the Investor understands that the Preferred Shares and the Company Common Stock being acquired hereunder have not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Company on such exemption from registration is predicated in part on these representations and warranties of the Investor. The Investor acknowledges that a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Preferred Shares.

5.7 Consents. No consent, approval, authorization or order of any federal, state or local court or governmental agency or body is required for the consummation by the Investor of the transactions contemplated hereby or by any of the Ancillary Agreements, other than as have been obtained thereby.

5.8 Investor Status. The Investor is either an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, or is not a “U.S. person” as such term is defined in Rule 902(k)(1) of Regulation S under the Securities Act and is not acquiring the Preferred Shares for the account or benefit of any U.S. person. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder. The Investor has consulted with its own legal, tax and business advisors regarding this transaction. The Preferred Shares and the Company Common Stock to be acquired by the Investor upon the making of the Investment or pursuant to the Warrant will be acquired for investment purposes for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the securities.

5.9 Investment Experience. The Investor is able to bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Company.

5.10 Disclosure of Information. The Investor has been furnished with access to all information and filings relating to the business, finances and operations of the Company which have been requested thereby. The Investor has been afforded the opportunity to ask questions of representatives of the Company and has received answers to such questions, as the Investor deems necessary in connection with its decision to make the Investment and acquire the Preferred Shares.

5.11 Compliance with Laws. The Investor has complied with all applicable laws of its jurisdiction in connection with the subscription of the securities pursuant to this Agreement and otherwise in connection with this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Preferred Shares the Company Common Stock pursuant to the Warrant; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Preferred Shares or the Company Common Stock. The Investor’s subscription and payment for, and its beneficial ownership of, the Preferred Shares and the Company Common Stock will not violate any applicable security or other law of the Investor’s jurisdiction.

5.12 Independent Decision. The Investor is not relying on any of the Company or any of its affiliates or on any legal or other opinion in the materials reviewed by the Investor with respect to the financial or tax considerations of the Investor relating to its investment in the Company. The Investor has relied solely on the representations and warranties, covenants and agreements regarding the Company in this Agreement and on its examination and independent investigation in making its decision to acquire the Preferred Shares and Company Common Stock pursuant to the Warrant.

5.13 Brokers or Finders. The Investor has incurred no liability for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with the transactions contemplated by this Agreement or the Ancillary Agreements.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

Each of the Issuers hereby makes the following representations and warranties:

6.1 Organization and Qualification. Each of the Issuers is a corporation duly organized, validly existing and in good standing under the laws of Panama, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power or authority is not, in the aggregate, reasonably likely to have a Material Adverse Effect. Each of the Issuers is qualified or licensed to do business and is in good standing in each jurisdiction where the nature of the business conducted by it or the properties owned or leased by it requires qualification, except where the failure to be so qualified or licensed is not, in the aggregate, reasonably likely to have a Material Adverse Effect.

6.2 Corporate Authority. The execution and delivery by each of the Issuers of this Agreement and the Ancillary Agreements to which it is a party, and consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by its board of directors or other governing body, as applicable, and no other corporate proceedings on the part of such Issuer are necessary to authorize or to consummate the transactions contemplated hereby on the dates the same are intended to be so consummated. This Agreement and each of the Ancillary Agreements has been duly and validly executed by each of the Issuers, and this Agreement and the Ancillary Agreements, to which it is a party, constitute valid and binding agreements of each such Issuer, enforceable against such Issuer in accordance with the terms hereof and thereof, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

6.3 No Violation. The execution and delivery of this Agreement and as applicable, each of the Ancillary Agreements to which each Issuer is a party, and the performance by each such Issuer of its obligations, hereunder and under the Ancillary Agreements, and the consummation by such Issuer of the transactions contemplated by this Agreement and the Ancillary Agreements, as applicable, will not (a) violate, conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws, or similar formation documents, of such Issuer, (b) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under the terms, conditions or provisions of any note, bond, mortgage, indenture or deed of trust, or any material license, lease or agreement to which such Issuer is a party, or (c) violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court or Governmental Authority applicable to such Issuer, except such defaults and violations which, in the aggregate, are not reasonably likely to have a Material Adverse Effect.

6.4 No Litigation. No litigation (including, but not limited to actions, suits or proceedings in Panama or by or before any Governmental Authority of Panama or any subdivision thereof) is pending or threatened against, relating to, or affecting any Issuer, its respective Peat Concession, any of its properties, rights or assets.

6.5 Consents. No consent, approval, authorization or order of any federal, state or local court or governmental agency or body is required for the consummation by either Issuer of the transactions contemplated hereby or by any of the Ancillary Agreements, other than as have been obtained thereby, except that in order for the Company or any person other then the Issuer to extract material from the Peat Concessions, it must obtain the approval Ministry of Commerce and Industry of Panama with respect to its technical competence to perform such extraction.

6.6 Brokers or Finders. No Issuer has incurred liability for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with the transactions contemplated by this Agreement or the Ancillary Agreements.

6.7 Capitalization. The Investor is the sole shareholder of each of the Issuers.

ARTICLE 7

PEAT REPRESENTATIONS AND WARRANTIES

The Investor and each of the Issuers hereby jointly and severally makes the following representations and warranties, as of the date hereof, and as of the Closing Date and each such representation and warranty shall survive the Closing and shall be deemed to have been remade on each day thereafter unless and until the Note shall no longer be outstanding:

7.1 PPSA has been granted and currently holds mining rights to 24,739,3517 hectares in Bocas del Toro Province, Panama (the “PPSA Hectares”) pursuant to the PPSA Concession, which PPSA Concession has an initial term of 6 years for exploration and 25 years for development, and is renewable upon written request by PPSA or its assignee for three added periods in an aggregate of 20 years.

7.2 The terms of the PPSA Concession require that PPSA’s only obligation to maintain the PPSA Concession is the PPSA make an annual payment to the Republic of Panama in the amount of $10,514.50 plus any royalties that accrue following extraction and shipment of material. Pursuant to Article 210 of the Mining Code, this amount corresponds to $0.50 per hectare per year less a 15% discount pursuant to Law #32 dated February 9, 1996. Further pursuant to Article 211, royalty payments accrue to the State at the rate of 2% of its value as determined by shipping bill of lading or commercial invoice. Pursuant to the PPSA Concession, PPSA holds access rights to the PPSA Hectares by virtue of its Concession and further holds peremptory rights to the surface area for the purpose of effecting extraction of the material to permit PPSA to mine, process and ship the peat located on the PPSA Hectares.

7.3 CPSA has been granted and currently holds mining rights to 17,517,5290 hectares in Bocas del Toro Province, Panama (the “CPSA Hectares”) pursuant to the CPSA Concession which CPSA Concession has an initial term of 40 years, and is renewable without the need for CPSA or any other Person to take any action.

7.4 The terms of the CPSA Concession require that CPSA’s only obligation to maintain the CPSA Concession is that CPSA make an annual payment to the Republic of Panama in the amount of $7,445.15. Pursuant to Article 210 of the Mining Code, this amount corresponds to $0.50 per hectare per year less a 15% discount pursuant to Law #32 dated February 9, 1996. Further pursuant to Article 211, royalty payments accrue to the State at the rate of 2% of its value as determined by shipping bill of lading or commercial invoice. Pursuant to the CPSA Concession, CPSA holds access rights to the CPSA Hectares by virtue of its Concession and further holds peremptory rights to the surface area for the purpose of effecting extraction of the material to permit CPSA to mine, process and ship the peat located on the CPSA Hectares.

7.5 Each of the Peat Concessions is in full force and effect and no proceedings have been commenced to revoke, and there exists no lien, claim or encumbrance on or with respect to either Peat Concession.

7.6 Each Peat Certificate has been validly and duly issued by the relevant Issuer upon approval of the majority of their respective shareholders, and each Peat Certificate has been executed by its respective president and secretary and constitutes the legal, valid and binding obligation of such Issuer, enforceable in accordance with its terms and each represents the binding and irrevocable obligation of such Issuer thereof to deliver the value of peat described therein. The value of each Peat Certificate delivered hereby is and shall at all times be $50,000,000 (subject only to a sale of underlying peat upon exercise of the Conversion Right.). Each such Peat Certificate provides, by its terms, that if the fair market value of the peat underlying the Peat Certificates drops below $50,000,000 (determined in accordance with the Valuation Method), without any action being required to be taken by the Company or any Issuer or any other Person, the volume of peat evidenced by such Peat Certificate shall automatically be adjusted by such amount so that the value of such Peat Certificate shall be $50,000,000 (stated in the Peat Certificates as a proportional adjustment in volume between the face dollar amount of such peat as stated on such certificate and the fair market value of such volume of peat at presentation of such Peat Certificate.) The Peat Certificates constitute a hypothecation to the bearer of that portion of the Concession granted to the Issuer to mine peat at the location specified on the relevant Peat certificate; entitle the holder (whether or not Panamanian and without limitation including the Company) thereof to exercise both the surface rights and the access rights, and to exercise the Concession rights, and acquire the peat from the ground (i.e. mine the peat) in the quantities evidenced by the relevant Peat certificate.

7.7 The rights granted pursuant to the Peat Certificates will not be invalidated, altered or hypothecated by the issuance of subsequent bearer certificates for peat.

7.8 Each of the Issuers has been granted surface rights by the government of Panama, appropriate to permit the access to, and mining of, the Peat subject to the relevant Peat Concession.

7.9 There is no over-issuance of peat certificates by either Issuer and none is contemplated or authorized. The PPSA Peat Certificate corresponds to less than 0.3% of PPSA’s proven reserves and the CPSA Peat Certificate corresponds to less than 0.22% of CPSA’s proven reserves.

7.10 All factual information contained on each of the Peat Certificates is true and correct in all respects, and each signature on each Peat Certificate is genuine. Each Peat Certificate is an original and is true and complete, and each represents the right to obtain that amount of peat that the same purports to so represent.

7.11 The peat that is covered by the Peat Certificates meets the specifications as fully described in The Peat Deposits of Northwest Panama, Los Alamos National Laboratory publication LANL-11211, volume II (1990).

7.12 The aggregate value of the Peat Certificates delivered on the Closing Date is and shall at all times be not less than the Required Ratio, determined in accordance with Section 8.2.

ARTICLE 8

POST-CLOSING COVENANTS AND AGREEMENTS

8.1 Covenant of the Investor and the Issuers Regarding Peat. Each of the Investor and the Issuers hereby covenants and agrees that from and after the Closing Date until termination of this Agreement it shall not:

8.1.1 sell encumber, transfer or otherwise dispose of, or grant any option with respect to, any of the Peat Certificates without the prior written consent of the Company,

8.1.2 sell, encumber, transfer or otherwise dispose of or hypothecate the land on which the peat represented by the Peat Certificate is located in any way or any portion thereof nor create or permit to exist any lien upon or with respect to any of such Peat Certificates, and will defend the Peat Certificates against, and take such other action as is necessary to remove, any lien or encumbrance, except for the security interest under the Security Agreement, and (ii) if such transfer or other disposition relates to less then 70%, in the aggregate at any one time, of the total land on which any peat is located and which is owned by or under the control of either Issuer.

8.1.3 enter into any agreement or understanding that purports to or may restrict or inhibit the Company’s rights or remedies hereunder or under the Ancillary Agreements, including, without limitation, the Company’s right to sell or otherwise dispose of the Peat Certificates.

8.1.4 take, or permit to be taken, any act or omission (including failure to make required annual payments to the relevant governmental authorities), which might result in the termination or cancellation of either Concession.

8.2 Covenant Regarding Value of the Peat Certificates. Each of the Investor and the Issuers hereby covenants and agrees that from and after the Closing Date until termination of this Agreement neither the Investor nor the Issuers shall permit ratio of (x) the aggregate value of the Peat Certificates, determined in accordance with the Valuation Method, delivered to and held by the Company (or assigns) to (y) the outstanding principal balance of the Note to be less than 9:7 (the “Required Ratio.”) (By way of example, at the Closing, as the outstanding principal balance of the Note is $700,000,000, the aggregate value of the Peat Certificates delivered and then held by the Company (or assigns), determined by the Valuation Method, shall not be less than $900,000,000.) If the value of the Peat Certificates so held by the Company (or assigns) shall fall below the Required Ratio, the Investor and the Issuers undertake to immediately deliver to the Company or its assignee additional bearer certificates for peat issued by one of the Issuers, in the same form and having the same terms as the Peat Certificates delivered at Closing, and the value of such additional bearer certificates for peat which shall increase the aggregate value of the delivered Peat Certificates to not less than the Required Ratio. In connection therewith, the Company and its assigns shall have the right to engage independent outside appraisers, within 60 days following the date of the Closing, and on no greater than a twice yearly basis, to determine the value of the Peat Certificates, in accordance with the Valuation Method. The cost of such appraisal shall be borne by the Company unless value of the delivered Peat Certificates shall have been determined by such appraisal to be more than 3% below the Required Ratio.

8.3 Books, Records, and Notices. Each of the Investor and the Issuers hereby covenants and agrees that it will keep proper books of record and corporate books, in which full and correct entries shall be made of all financial transactions and the assets and business thereof, including without limitation the issuance of any peat certificate and each of the Investor and the Issuers will permit, upon reasonable prior notice to the chief financial officer the Investor or any Issuer, (x) officers and designated representatives of the Company to visit and inspect any of the properties or assets of the Investor and any Issuer and to examine their respective books of record and corporate books and discuss their respective affairs, finances and accounts and (y) the Company to conduct, at the Investor’s expense, an audit of the corporate books of the Issuer and the Investor relating to the issuance of peat certificates at such times and with such frequency (but no less frequently than once a year unless an Event of Default has occurred and is continuing) as the Company shall reasonably require. Each of the Issuers shall provide notice to the Company at least 10 days prior to any shareholders’ meeting at which the issuance of peat certificates may be authorized, and shall provide copies, simultaneously with the provision thereof to its shareholders, of any written consent authorizing the issuance of peat certificates.

8.4 Issuance of Peat Certificates. The Investor will not permit the Issuers to and the Issuer will not, without the prior written consent of the Company, issue any Peat Certificate to any third party for more then 70%, in the aggregate at any one time, of the peat located on their respective property or under their control or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract.

8.5 Covenant of the Investor Regarding the Preferred Shares. The Investor hereby covenant and agree that the Investor shall not sell, assign, transfer or otherwise grant to any Other Person, any right, title or interest in or to, all or any portion of the Preferred Shares.

8.6 Covenant of the Company regarding the Supervisor of Insurance. The Company intends to make an investment in Strategy Insurance of the Note (the “Further Investment”), provided that the contribution and transfer to Strategy Insurance of the Note shall be deemed by the Supervisor of Insurance of Barbados as qualified regulatory capital of Strategy Insurance, pursuant to applicable Barbados law. In connection therewith, the Company undertakes, within 60 days of the date hereof, to make application to the Supervisor of Insurance in Barbados to determine if the Further Investment by the Company into Strategy Insurance so qualifies as regulatory capital under Barbados law.

8.7 Facility Activation Fee. Within ninety (90) days of the Approval Date, Strategy undertakes to pay a fee to the Investor or its designees of an amount of $2,000,000 in the event of a regulatory approval from the Supervisor of Insurance in Barbados in a manner that is reasonably acceptable to Strategy.

ARTICLE 9

EVENTS OF DEFAULT - REMEDIES - UNWINDING

9.1 Events of Default. Any of the following shall constitute an Event of Default (each an “Event of Default”):

9.1.1 Issuer Default. Any Issuer shall fail to perform or observe any covenant or agreement contained herein or in any Ancillary Agreement, to which it is a party, and such failure shall continue for 10 days after receipt from the Company of written notice thereof;

9.1.2 Investor Default. The Investor shall fail to perform or observe any covenant or agreement contained herein or in any Ancillary Agreement, to which it is a party, and such failure shall continue for 10 days after receipt from the Company of written notice thereof;

9.1.3 Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of a party hereto or in any Ancillary Agreement or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made;

9.1.4 Invalidity of Peat Certificates - Transfer. The Peat Certificates cease to be in full force and effect; or the relevant Issuer, purports to revoke, terminate or rescind such transfer, or any third party contests in any manner the validity or enforceability of such transfer,

9.1.5 Liens - Encumbrances. Any Person other than the Company attaches or institutes proceedings to attach all or any material part of the land on which the peat represented by the Peat Certificates is located, or to any Peat Certificate or peat itself or any portion thereof and any such proceeding or attachment or any judgment lien against any such land, Peat Certificate or peat remains unlifted, unstayed or undischarged for a period of 10 days;

9.1.6 Peat Concessions. Any Issuer fails to renew, maintain or comply with, its respective Peat Concession, or such Peat Concession is rescinded, suspended, revoked, terminated or determined to be invalid or ceases to be in full force and effect, or either Peat Concession is materially amended, modified or supplemented without prior written consent of the Company or any proceedings are commenced by or before any Governmental Authority of Panama for the purpose of rescinding, terminating, suspending, modifying or withholding such Peat Concession, or the land subject of such Peat Concession is or becomes subject to expropriation, seizure, nationalization, confiscation or other compulsory acquisition by a Governmental Authority; or

9.1.7 Change in Control. The Investor shall at any time cease to own 100% of the capital stock of each of PPSA and CPSA.

9.2 Remedies Upon Event of Default. Upon the occurrence of an Event of Default, the non-defaulting party shall have all remedies, at law and equity, as are available to it, to seek monetary recompense for any and all damages, other than punitive damages, suffered thereby as a result of such Event of Default, all such remedies which shall be cumulative.

9.3 Right to Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, whether prior to or after the occurrence of an Event of Default, the Company (or assigns) is hereby authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind to the Investor, the Issuers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply to the payment of the amounts due under this Agreement, any of the Ancillary Agreements or in respect of any shares of stock (including the Preferred Shares) issued thereby (whether matured or unmatured), any and all amounts that the Company, Strategy or Strategy Insurance is or may be obligated to pay over to the Investor (including, without limitation, against any dividend on, or amount required as payment in respect of redemption of the Preferred Shares.

9.4 Unwind. In the event that the Supervisor of Insurance of Barbados determines that the Further Investment does not qualify as regulatory capital under Barbados law, the transactions contemplated by this Agreement and the Ancillary Agreements shall be unwound. In such connection, the Company shall redeem the Preferred Shares held by the Investor at an aggregate redemption price of $1.00 by delivery of written notice, as agreed herein, to the Investor and upon receipt of the Preferred Shares and the Warrant, the Company shall return the Note and the Peat Certificates to the Investor. At such time, the Note, the Security Agreement, the Warrant and the Registration Rights Agreement shall be terminated and of no force or effect.

ARTICLE 10

MISCELLANEOUS

10.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party that incurs such costs and expenses, provided, however, that if the Company does not obtain the approval of the Supervisor of Insurance of Barbados of the Further Investment, the Company shall reimburse the Investor for all reasonable out-of-pocket expenses incurred in respect of the transaction contemplated hereby.

10.2 Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Investor shall cooperate with any reasonable requests made by the Company, Strategy or Strategy Insurance in connection with the enforcement or defense of the Company's rights in the Peat Certificates.

10.3 Survival of Warranties. The warranties, representations and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the making of the Investment, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the parties to this Agreement.

10.4 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement executed by all of the parties hereto.

10.5 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section.

10.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by nationally recognized courier service (receipt requested) or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) If to the Company

Sagicor Corporate Centre
Wildey, St. Michael, Barbados W.I.
Attention: Lennox Gibbs
Facsimile No.: 1-246-426-6616

(b) If to Strategy International Insurance Group

200 Yorkland Blvd., Suite 710
Toronto, Ontario
Canada M2J 5C1
Attention: Louis E. Lettieri
Facsimile: 416-391-4985

In each case with a copy to.

Baker & McKenzie LLP
1114 Avenue of the Americas
New York, NY 10036
Attention: Martin E. Weisberg
Facsimile No.: 212-310-1786

(c) If to Grupo Lakas, S.A.:

Via Fernandez de Cordoba # 69
Panama, Rep. de Panama
Attention: Otto D. Lakas
Facsimile No.: 507-261-9719

with a copy to.

[address]
Attention.
Facsimile No.

(d) If to Panama Peat S.A.:

Via Fernandez de Cordoba # 69
Panama, Rep. de Panama
Attention: Otto D. Lakas
Facsimile No.: 507-261-9719

(e) If to Changuinola Peat S.A.:

Via Fernandez de Cordoba # 69
Panama, Rep. de Panama
Attention: Otto D. Lakas
Facsimile No.: 507-261-9719

10.7 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of each of the parties hereto, nor is this Agreement intended to confer upon any Other Person except the parties hereto any rights or remedies hereunder.

10.8 Public Announcements. Except as may be required by law (including, without limitation, federal securities laws or the applicable rules of any securities exchange or securities market to which a party may be subject) or court order, each party hereto shall consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement that is not approved by the other parties hereto, which approval shall not be unreasonably withheld.

10.9 Confidentiality. The parties hereto shall maintain in confidence, and will cause their directors, officers, employees, agents and advisors to maintain in confidence the terms and provisions of this Agreement and the transactions contemplated by this Agreement, unless (i) such information was already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the disclosure or use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required or in connection with the consummation of the transactions contemplated by this Agreement, or (iii) the furnishing or use of such information is required by law (including rules and regulations of the United States Securities and Exchange Commission), legal proceedings, or the rules of any stock exchange to which any party hereto is subject.

10.10 Governing Law. This Agreement will be governed by the laws of the State of New York, without regard to conflicts of law rules of such State which would result in the application of the laws of another jurisdiction.

10.11 Consent to Jurisdiction and Waiver of Jury Trial. Each Party hereto hereby irrevocably agrees that any suit, action, proceeding or claim against it arising out of, or relating to, this Agreement (including, without limitation, any dispute relating to the Peat Certificates, the underlying peat and the values thereof) or any judgment entered by any court in respect thereof may be brought and enforced in any State or Federal court sitting in New York, New York, and each Party hereby irrevocably submits to the jurisdiction of such courts for the purpose of any suit, action, proceeding or claims. Each Party hereby irrevocably waives, to the fullest extent allowed by law, any objection which it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this agreement brought in any State or Federal court sitting in New York, New York, and hereby irrevocably waives any claim that any suit, action or proceeding was brought in an inconvenient forum. Each Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action, suit or proceeding or claim by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to its address set forth in Section 10.6. Nothing herein shall affect the right of the Company to commence legal proceedings or otherwise proceed against the Investor or any Issuer in any jurisdiction or to serve process in any manner permitted by applicable law. Each Party waives irrevocably the right to trial by jury with respect to any legal proceeding in which the Parties are adverse parties.

10.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.13 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

10.14 Entire Agreement. This Agreement, including the Exhibits hereto, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. All other previous documents, undertakings and agreements, whether verbal, written or otherwise, between the Parties with respect to the subject matter of this Agreement (including, without limitation, the letter from Strategy to the Investor dated October 25, 2005), are hereby cancelled and shall not affect or modify any of the terms or obligations set forth in this Agreement. The Exhibits hereto are an integral part of this Agreement and are incorporated by reference herein.

10.15 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Notwithstanding the foregoing, in the event of any such determination the effect of which is to affect materially and adversely any party, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled and consummated to the maximum extent possible.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

Strategy Holding Company Limited

By. /s/ Louis Lettieri
Name. Louis Lettieri
Title. Chief Financial Officer

Strategy International Insurance Group, Inc.

By. /s/ Louis Lettieri
Name. Louis Lettieri
Title. Chief Financial Officer

Grupo Lakas S.A.

By. /s/ Otto Demetrio  Lakas R.
Name. Otto Demetrio  Lakas R.
Title. President

Panama Peat S.A.

By. /s/ Alfred Sklar
Name. Alfred Sklar
Title. President

Changuinola Peat S.A.

By. /s/ Alfred Sklar
Name. Alfred Sklar
Title. President

i